                                                                    EXHIBIT 10.1


                                 LEASE AGREEMENT

                                     BETWEEN

                           PHARMACIA & UPJOHN COMPANY
                               SUCCESSOR BY MERGER
                          TO ADRIA LABORATORIES, INC.,

                                    LANDLORD

                                      -AND-

                              OPTICON MEDICAL, INC.

                                     TENANT

                                   DATED AS OF

                                 AUGUST 20, 1998

                            INDEX TO LEASE AGREEMENT
                            ------------------------

1.       PREMISES...............................................................................................  1

2.       TERM...................................................................................................  2

3.       RENT...................................................................................................  2
         (A)      ANNUAL RENT...................................................................................  2
         (B)      ADDITIONAL RENT...............................................................................  3

4.       SECURITY DEPOSIT.......................................................................................  7

5.       HEAT, VENTILATING AND AIR CONDITIONING.................................................................  8

6.       ELECTRICITY............................................................................................  8

7.       ELEVATOR SERVICE.......................................................................................  9

8.       JANITOR SERVICE......................................................................................... 9

9.       REPAIRS................................................................................................. 9

10.      WATER....................................................................................................9

11.      WINDOW TREATMENTS.......................................................................................10

12.      SERVICE AT UNUSUAL TIME................................................................................ 10

13.      INTERRUPTION OF SERVICE................................................................................ 10

14.      OPERATION OF BUILDING:  RIGHTS RESERVED TO LANDLORD.................................................... 10

15.A     OPERATION OF BUILDING:  TENANT'S OBLIGATIONS........................................................... 11

15.B     OPERATION OF BUILDING:  LANDLORD'S OBLIGATIONS......................................................... 12

16.      TENANT'S OBLIGATIONS ON TERMINATION OF THIS
         AGREEMENT...............................................................................................13

17.      SIGNS AND ADVERTISEMENTS............................................................................... 13

18.      MECHANICS LIENS........................................................................................ 14

19.      INDEMNIFICATION........................................................................................ 14

20.      ASSIGNMENT, SUBLETTING OR RECAPTURE.................................................................... 14

21.      CASUALTY............................................................................................... 15

22.      WAIVER OF CLAIMS AND SUBROGATION....................................................................... 16

23.      USE OF DEMISED PREMISES................................................................................ 16

24.      DEFAULT................................................................................................ 17

25.      BANKRUPTCY OR INSOLVENCY............................................................................... 18

26.      TERMINATION OF LEASES.................................................................................. 18

27.      ABANDONMENT OF DEMISED PREMISES........................................................................ 18

28.      REMOVAL OF PROPERTY FROM DEMISED PREMISES.............................................................. 19

29.      COSTS OF ENFORCEMENT................................................................................... 20

30.      REMEDIES CUMULATIVE.................................................................................... 20

31.      NOTICES................................................................................................ 20

32.      HOLDING OVER, ATTORNMENT, AND LANDLORD'S TITLE......................................................... 20

33.      CONDEMNATION........................................................................................... 21

34.      FLOOR LOAD, NOISE AND VIBRATIONS....................................................................... 22

35.      CARE OF PREMISES....................................................................................... 23

36.      ELECTRICAL REQUIREMENTS................................................................................ 23

37.      QUIET ENJOYMENT........................................................................................ 23

38.      LANDLORD'S RIGHT TO REMEDY DEFAULT..................................................................... 24

39.      LIMITATION ON TENANT'S RIGHT TO TERMINATE                                      ........................ 24

40.      ESTOPPEL CERTIFICATE................................................................................... 24

41.      LIABILITY INSURANCE POLICY............................................................................. 25

42.      CASUALTY INSURANCE..................................................................................... 25

43.      BROKERAGE.............................................................................................. 25

44.      MISCELLANEOUS TAXES.................................................................................... 26

45.      CONDITION OF PREMISES.................................................................................. 26

46.      TENANT DEFINED......................................................................................... 26

47.      REPRESENTATIONS OF LANDLORD                                                                             27

48.      SUBHEADINGS............................................................................................ 27

49.      ADDITIONAL TERMS....................................................................................... 27

50.      HAZARDOUS SUBSTANCE.....................................................................................27

51.      LAW OF OHIO TO GOVERN.................................................................................. 28

52.      SHORT FORM LEASE....................................................................................... 28

                                 LEASE AGREEMENT
                                 ---------------


                  The parties hereto, Pharmacia & Upjohn Company, successor by merger to Adria Laboratories, Inc., a Delaware corporation ("Landlord"), and Opticon Medical, Inc., an Iowa corporation (hereinafter referred to as "Tenant") as of this 20th day of August, 1998 hereby agree to lease the premises described on the following terms:

                  1.       PREMISES
                           --------

                  Landlord, subject to the terms and conditions hereof, leases to Tenant the premises (hereinafter referred to as the "Demised Premises") known and described as the northeast portion of the First Floor of the North Building of Dublin Commerce Center, 7001 Post Road, Dublin, Union County, Ohio 43017, containing approximately 4,100 usable square feet and approximately 4,345 rentable square feet (to be verified during preliminary space planning in accordance with standards defined by the Building Owners and Managers Association), together with the common use of four (4) parking spaces per one thousand (1,000) square feet leased, and the non-exclusive right to use the common areas. Common areas include, without limitation, the lobby, elevators, stairwells, sidewalks, access driveways or drives and parking lots. The Demised Premises are more particularly described in the Demised Premises Floor Plan attached hereto as Exhibit "1." Hereinafter the North Building, together with the real estate parcel upon which it sits shall be known as the "Building."

                  Tenant shall have an on-going Right of First Offer for the remaining space on the First Floor of the North building, and the attached single-story building during the term of this Lease, including any renewals. That is, if Landlord has not leased the described space, Tenant may make an offer for all or part of the described space, upon terms to be negotiated and agreed upon by the parties, if there is such agreement.

                  All the outside walls of the Demised Premises, any terraces or roofs adjacent to the Demised Premises, and any space within the walls, floor or ceiling of the Demised Premises used for shafts, stacks, pipes, conduits, ducts, the use thereof, as well as access thereto through the Demised Premises for the purposes of operation, maintenance, and repair, are expressly reserved to Landlord. Any damage to the Demised Premises occasioned by such operation, maintenance and repair shall be repaired by Landlord at its sole cost and expense.

                  The terms "rentable square feet" and "rentable space" are synonymous and are determined by measuring office space from the glass line on the outside walls of the building to the inside wall within the office or any corridor or common area. Rentable area set forth above includes a maximum of Twelve percent (12.0%) common area factor. The parties agree that at the commencement of the Lease the common area factor is Six percent (6%) but that it can increase to a maximum of Twelve percent (12%). Further, that an increase over Six percent (6%) will be documented by B.O.M.A. standards to Tenant, and Tenant shall have the right to inspect all relevant documents and reports.

                  Landlord states that the name of the Building at this time is Dublin Commerce Center, that is street address is 7001 Post Road, Dublin, Ohio 43017, and that the Demised Premises are Suite No. 100.

                  2.       TERM
                           ----

                  (a) The term of this Lease Agreement shall be for a period of three (3) years commencing on the fifteenth day of September, 1998, and expiring on the fourteenth day of September, 2001 (unless sooner terminated as provided herein).

                  (b) Tenant's right to occupy the Demised Premises shall commence July 24, 1998 or whenever this Lease is executed, whichever is sooner.

                  (c) The Demised Premises are delivered in "AS-IS" condition. Any and all improvements are the responsibility of the Tenant. Tenant may make improvements and alterations at Tenant's expense, with all plans and specifications approved by Landlord. Landlord's approval shall not be unreasonably withheld.

                  (d) Tenant shall have one (1) renewal option for a period of three (3) years. The rental rate for the renewal period(s) shall be the then current-market rate for space in the Demised Premises' submarket, at the time the renewal notice is given. Tenant shall provide Landlord with at least six months but not more than twelve (12) months prior written notice of its exercise of Tenant's renewal option(s). If the parties hereto cannot agree on the rental rate (not the expense factor) within thirty (30) days after the exercise of the option by Tenant, this lease will terminate at the end of the primary term.

                   3.      RENT
                           ----

                  (A) ANNUAL RENT. Tenant agrees to pay to Landlord for the Demised Premises an annual rental of:

===============================================================================================
YEAR                                      ANNUAL NET RENT PER     NET RENT        NET RENT PER
                                          SQ. FT.                 PER YEAR        MONTH
-----------------------------------------------------------------------------------------------
September 15, 1998 - September 14, 1999   $7.80                   $33,891.00      $2,824.25
-----------------------------------------------------------------------------------------------
September 15, 1999 -September 14, 2000    $8.00                   $34,760.00      $2,896.67
-----------------------------------------------------------------------------------------------
September 15, 2000 - September 14, 2001   $8.20                   $35,629.00      $2,969.08
-----------------------------------------------------------------------------------------------

together with annual Operating Expenses (defined below) of $5.95 per square foot (currently, $5.95 times 4,345 = $25,852.75 annually, or $2,154.40 monthly), in advance, in equal monthly installments (initially $4,978.65) on the fifteenth day of each calendar month beginning September 15, 1998, without any setoff or counterclaim whatsoever. These amounts shall hereinafter be called

"Base Rent."

                  (B) ADDITIONAL RENT. As used in this Lease Agreement, the term "Operating Year" shall mean a twelve month period beginning on January 1 and ending on December 31 of the same calendar year.

                  If in any Operating Year which falls in whole or in part within the term of this Lease Agreement (or renewal periods, if any) the Operating Expenses as hereinafter defined per rentable square foot of the Building should exceed $5.95 per rentable square foot of area therein, Tenant shall pay additional rent for that Operating Year or for that part of the Operating Year falling within the term of this Lease Agreement. Operating Expenses per rentable square foot shall be determined by dividing Operating Expenses by the total rentable area of the Building as set forth in Exhibit 1 hereto. The excess of Operating Expenses rentable per square foot over $5.95 shall be defined as the Operating Expense Differential. Additional rent payable by Tenant shall be the Operating Expense Differential times the number of rentable square feet leased under this Lease Agreement as set forth in Paragraph 1 of this Lease Agreement. Provided, however, Tenant's operating expenses will be capped at a five percent (5%) increase annually based upon the 1998 base year of $5.95 per square foot during the initial and any renewal term.

                  It is provided however, that additional rent for any Operating Year which does not fall entirely within the term of this Lease Agreement shall be the amount of additional rent computed for that entire Operating Year multiplied by the fraction created by dividing the number of days in the Operating Year which fall within the term of this Lease Agreement by 365.

                  Also provided, however, that if the expenses are less than $5.95 per square foot, Landlord will credit that amount against future rental payments if any, or if not, Landlord will pay to Tenant the adjustment in cash, within thirty (30) days.

                  At the commencement of this Lease Agreement and at or prior to the commencement of any Operating Year during the term hereof, Landlord may deliver to Tenant a written estimate of any additional rent (such expense being hereinafter referred to as "Estimated Operating Expense Differential") which may be due hereunder during the year in which this Lease Agreement commences or for any such succeeding year as the case may be, whereupon the monthly rental for such full or partial Operating Year shall be increased by 1/12th of the amount of the Estimated Operating Expense Differential for the particular year.

                  Statements showing the actual total of Operating Expenses of the Building and Tenant's proportionate share thereof (hereinafter referred to as "Statement of Actual Adjustment") shall be delivered by Landlord to Tenant within a reasonable period of time after the end of any Operating Year in which Estimated Operating Expenses Differential was paid by Tenant or due Landlord under the provisions hereof. Within thirty (30) days after the delivery by Landlord to Tenant of such Statement of Actual Adjustment, Tenant shall pay to Landlord the amount by which the actual adjustment exceeds the amount paid by Tenant as Estimated Operating Differential during said previous Operating Year, subject in any event to a five (5%) percent increase cap or Landlord shall credit Tenant the amount by which the Estimated Operating Expense Differential exceeded the Statement of Actual Adjustment.

                  i) "Operating Expense" is defined as the expense incurred by a reasonable and prudent operator of a first class office building in Columbus, Ohio and shall include all costs of operation, maintenance and repair of the Building.

                  "Operating Expense" shall include, but not be limited to, the following expenses of Landlord with respect to the Building: all real estate taxes and assessments, general or special, ordinary or extraordinary, payroll taxes, federal and state unemployment taxes and social security taxes prorated for the amount of time employees accrually worked on the Building; insurance, including but not limited to boiler, water damage, fire and extended coverage, casualty, liability, workmen's compensation; water and sewer charges; cost of wage and salaries of operating personnel including welfare, retirement, vacations and other compensation and fringe benefits prorated for amount of time employees accrually worked on the Building; management fees; auditor's fees; legal fees; materials and supplies, including charges for telephone, telegraph, postage, stationery supplies and other materials and expenses required for routine operation of the Building operation office; repairs to and maintenance of routine operation of the Building, including cost of materials, supplies, tools and equipment used in connection therewith, costs incurred in connection with the operation, inspection and servicing, including outside maintenance and janitorial service contracts, and of security personnel provided for Building and Landlord's area only and not the Demised Premises, of elevator, electrical, plumbing, heating, air conditioning and mechanical equipment and the cost of materials, supplies (including lamps, bulbs, starters and ballasts used in Demised Premises), tools and equipment used in connection therewith; cost of services (including electricity, steam, gas, water and other utilities) for the operation and maintenance of the Building, and all such other expenses and costs necessary or desirable to be incurred for the purpose of operating and maintaining the Building in good and workmanlike condition, but excluding Landlord's cost of electricity and other services to the extent that such services and electricity are sold to and separately paid for by Tenants, costs incurred by Landlord for Tenants' alterations and depreciation and costs of capital replacements and improvements; provided, however, that Operating Expenses shall also include the annual amortization (over the anticipated useful life) of the cost of a capital improvement, plus any interest or financing charges thereon, falling within any of the following categories: (a) a labor-saving or energy-saving device or improvement which eliminates any other component of Operating Expenses or which reduces any such Operating Expense from the costs that would have been incurred had such device or improvement not been installed, but only to the extent Operating Expenses are decreased; (b) an installation or improvement required by reason of any law, ordinance or regulation, which requirement did not exist on the date of this Lease Agreement and is generally applicable to similar office buildings; (c) an installation or improvement which directly enhances safety of Tenants in the Building generally.

                  "Real Estate Taxes" as used herein shall be all taxes, including state equalization factors, if any, and assessments, special or otherwise, exclusive of penalties or discounts, levied upon or with respect to the Building, including the Demised Premises, imposed by any federal, state or local government agency, including any use, occupancy, excise or other like taxes (other than general income taxes on rent or other income from the Building computed in the case of a graduated tax, as if Landlord's rent and other income from the Building was Landlord's sole taxable income).

                  Real Estate Taxes shall include the expense of contesting the amount of validity of any such taxes, charges or assessments, such expense to be applicable to the period of the items contested. Real Estate Taxes shall not, however, include income, franchise, capital stock, estate or inheritance taxes. For purposes of this Lease Agreement, Real Estate Taxes for any year shall be those taxes the last timely payment date for which occurs on or before the last day of the year, regardless of when accrued. In case of special taxes or assessments payable in installments, only the amount of the installment(s) the last timely payment day for which occurs on or after the first day and on or before the last day of such year shall be included in Real Estate Taxes for that year.

                  Landlord shall retain the sole right to participate in any proceedings to establish or contest the amount of Real Estate Taxes. If by reason of complaint against valuation, protest of tax rates or otherwise, Real Estate Taxes for any calendar year are affected in such a way as would result in a rent increase or decrease hereunder, the Real Estate Taxes for resulting increased or decreased rent, less the expense incurred in effecting any reduction, shall be paid simultaneously with or applied as a credit against the rent next becoming due.

                  ii) In the event of a clerical error or the discovery of new facts by Landlord or Landlord's accountants, which causes the Statement of Actual Adjustment for any period to increase or decrease, upon notice by Landlord to Tenant of the new, revised Statement of Actual Adjustment for such Operating Year, the new, revised adjusted additional operating costs shall apply and any deficiency or overpayment, as the case may be, shall be paid by Tenant or paid to or taken as a credit by Tenant.

                  iii) If Tenant shall question in writing any such notice of Statement of Actual Adjustment (or revised notice thereof), and the question is not amicably settled between Landlord and Tenant within thirty (30) days after said notice of Statement of Actual Adjustment (or revised notice thereof) has been given, Landlord shall, during the sixty (60) days next following the expiration of the first mentioned thirty (30) day period, employ an independent certified public accountant reasonably satisfactory to Tenant to audit the Real Estate Taxes and/or the Operating Expenses and said notice of Statement of Actual Adjustment (or revised notice thereof). The determination of such accountant shall be final, conclusive and binding upon Landlord and Tenant. The amounts of individual items constituting the Operating Expenses is confidential; and while Landlord shall keep and make available to such accountant and/or Tenant all records in reasonable detail, and shall permit such accountant and/or Tenant to examine and audit such of Landlord's records as may reasonably be required to verify such notice of Statement of Actual Adjustment (or revised notice thereof) at reasonable times during business hours, Landlord shall not be required to (and the accountant and/or Tenant shall not be permitted to) disclose to any person, firm or corporation, any such details provided that Tenant may disclose to Tenant's attorneys and accountants and if litigation results (it being the intent of the parties that such accountant shall merely certify to Landlord and to Tenant the correct amount of Tenant's Statement of Actual Adjustment). Any change in Statement of Actual Adjustment required by such accountant's determination shall be made within thirty (30) days after such determination has been rendered. The expenses involved in such determination shall be borne by Landlord, unless the results of such audit disclose that Landlord's notice of Statement of Actual Adjustment was substantially correct no more than five (5%) percent wrong, in which case Tenant shall reimburse Landlord for the reasonable costs of such audit, which reimbursement shall be forthwith due upon demand for same by Landlord and shall be deemed to be additional operating costs hereunder. If Tenant does not, in writing, question any notice of Statement of Actual Adjustment within thirty (30) days after such notice has been given, Tenant shall be deemed to have approved and accepted such Statement of Actual Adjustment.

                  No decrease in Real Estate Taxes and/or Operating Expenses shall reduce Tenant's rent below the annual base rental as set forth in Subparagraph 3(a) hereof.

                  All costs and expenses which Tenant assumes or agrees to pay to Landlord pursuant to this Lease Agreement shall be deemed additional rent and, in the event of non-payment thereof, Landlord shall have all the rights and remedies herein provided for in case of non-payment of rent.

                  Notwithstanding any provision in this Section 3(B) to the contrary, Tenant shall not be responsible to make any additional rent payment relating to increased Operating Expenses for the period August 20, 1998 through and including September 14, 1999.

                  (C) If any installment of Base Rent or Additional Rent or any other rent provided for in this Lease Agreement, or any part thereof or Rider thereto, is not paid within the applicable period specified in Paragraph 24 of this Lease Agreement, Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of such installment, and, in addition, such unpaid installment shall bear interest at the rate per month of 1-1/2% from the date such installment became due and payable to the date of payment thereof by Tenant; provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such late charge and interest shall constitute additional rent hereunder due and payable within the next monthly installment of Base Rent.

                  (D) All payments of rent or any other moneys owing from Tenant to Landlord shall be made at the office of Adena Realty Advisors, 57 East Wilson Bridge Road, Worthington, Ohio 43085, or such other places as may from time to time be designated by Landlord.

                  4. SECURITY DEPOSIT
                     ----------------

                  As security for the performance and observance by Tenant of all of its obligations under the terms, conditions and covenants of this Lease Agreement, Tenant has deposited with Landlord the sum of Four Thousand Nine Hundred Seventy-Eight and 65/100 Dollars ($4,978.65) which sum shall be held by Landlord as a security deposit during the term of this Lease Agreement. If Tenant performs and observes all of the terms, conditions and covenants of this Lease Agreement which are required to be performed and observed by it, Landlord shall return the security deposit, or balance thereof then held by Landlord, without interest, to Tenant within thirty (30) days after the Expiration Date or after Tenant surrenders possession of the Demised Premises, whichever is later. In the event of a default by Tenant in the payment of rent or the performance or observance of any of the other terms, conditions, or covenants of this Lease Agreement after notice and the expiration of all applicable cure periods without cure, then Landlord may, as its option and without notice, apply all or any part of the security deposit in payment of such rent or to cure any other such default; and if Landlord does so, Tenant shall upon request deposit with Landlord the amount so applied so that Landlord will have on hand at all times during the term of this Lease Agreement the full amount of the security deposit. Landlord shall not be required to hold the security deposit as a separate account, but may commingle it with Landlord's other funds. In the event of a sale or lease of the land and Building of which the Demised Premises are a part, Landlord shall have the right to transfer the security deposit to its purchaser or lessee and Landlord shall thereupon be released by Tenant from all responsibility for the return of such deposit, which such purchaser or lessee shall covenant and agree to do; and Tenant agrees to look solely to the new purchaser or lessee for the return of such deposit. In the event of an assignment of this Lease Agreement by Tenant, the security deposit shall be deemed to be held by Landlord as a deposit made by the assignee, and Landlord shall have no further responsibility for the return of such deposit to the assignor.

                  5. HEAT, VENTILATING AND AIR CONDITIONING
                     --------------------------------------

                  Landlord agrees to furnish heating, ventilating and air conditioning, to provide a temperature and humidity condition required in Landlord's judgment for comfortable occupancy of the Demised Premises, and Tenant shall pay Landlord therefor, without mark-up, as a part of additional rent set forth in Section 3., Subsection (b) of this Lease. Tenant promises to use this, and all utility services, prudently. Whenever heat generating machines or equipment are used in the Demised Premises which may affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right, at its option, to require Tenant to install supplementary air conditioning equipment in the Demised Premises, and the cost of such installation shall be paid by Tenant to Landlord within 15 days after being billed therefor, and the cost of operation and maintenance of said supplementary equipment shall be paid by Tenant to Landlord on the monthly rent payment dates at such rates as may be agreed upon but in no event at a rate less than Landlord's actual cost therefore for labor, steam, electricity and water.

                  6. ELECTRICITY
                     -----------

                  Landlord agrees to provide electrical service in the Building, and Tenant shall obtain all such service used in the Demised Premises from Landlord and pay Landlord therefor, without mark-up, as a part of additional rent set forth in Section 3., Subsection (B) of this Lease. Tenant agrees not to install or connect any large business machines, X-rays or other heavy electrical equipment of any type to the electrical distribution system of the Building without Landlord's prior written consent so as not to overtax said system to the detriment of the Building or of other Tenants. At Landlord's option, any such equipment that is overtaxing the system based upon a review and the review of an electrical engineer selected and paid for by Landlord but reasonably acceptable to Tenant, or requires greater consumption of electricity than typical for general office use may be sub-metered and Tenant agrees to pay the cost of installing such sub-meter, as well as all electricity recorded through such sub-meter during the term of this Lease. All charges from such sub-meter shall be invoiced periodically and shall be due and paid in the same manner as base rent.

                  7. ELEVATOR SERVICE
                     ----------------

                  Landlord agrees to provide passenger elevator service in common with others when the building is open, normally daily from 7:00 a.m. to 6:00 p.m., Saturdays from 8:00 a.m. to 12:00 noon, Sundays and holidays excepted and to tenants with pass keys at all other times. Landlord agrees to provide freight elevator service in common with others which service Tenant shall arrange with the property manager.

                  8. JANITOR SERVICE
                     ---------------

                  Landlord agrees to provide customary janitorial service five
(5) evenings per week in and about the Demised Premises, Saturdays, Sundays and holidays excepted. The janitorial service shall be similar to that provided to tenants in other Class A office buildings located in Dublin, Ohio. Tenant shall not provide any janitor service without Landlord's written consent, which consent shall not be unreasonably withheld in which event such janitor service shall be subject to the Landlord's supervision but at the Tenant's sole cost and responsibility.

                  9. REPAIRS
                     -------

                  Landlord agrees to make all usual and customary repairs to the Demised Premises, excluding repairs to any special treatment of walls, partitions, floors or ceiling made by or at the request of Tenant and excluding repairs made necessary as a result of misuse or neglect by Tenant. Landlord agrees to repair and maintain the common area of the building.

                  10. WATER
                      -----

                  Landlord agrees to provide water from City of Columbus mains for drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord.

                  11. WINDOW TREATMENTS
                      -----------------

                  Any Tenant's treatment to windows must be approved in writing by Landlord prior to installation, which approval shall not be unreasonably withheld but in all cases must conform to building standards.

                  12. SERVICE AT UNUSUAL TIME
                      -----------------------

                  Should Tenant require cleaning service, heating, ventilating, air conditioning and/or elevator service on days or hours other than those specified in Paragraph 7 or 8 of this Lease Agreement, Landlord shall, upon reasonable advance notice by Tenant, furnish such additional service and Tenant agrees to pay to Landlord, within ten (10) days after being billed therefor, as additional rent, Landlord's cost of labor, materials and utilities supplied in providing such additional service, it being agreed that said payment and said costs shall be excluded from Operating Expense.

                  13. INTERRUPTION OF SERVICE
                      -----------------------

                  The Landlord does not warrant that any of the services above mentioned will be free from interruptions caused by war, insurrection, civil commotion, riots, acts of God or the enemy or Government action, repairs, renewals, improvements, alterations, strikes, lockouts, picketing, whether legal or illegal, accidents, inability of Landlord to obtain fuel or supplies, or any other causes or causes beyond the reasonable control of the Landlord. Any such interruption of service shall never be deemed an eviction or disturbance of the Tenant's use and possession of the premises or any part thereof, or render the Landlord liable to the Tenant for damages, or relieve the Tenant from performance of the Tenant's obligations under this Lease Agreement. Although Landlord intends to and shall operate a first class office building, the quality and adequacy of all services furnished shall be determined by Landlord in its reasonable discretion. The Landlord shall not be liable for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electrical service, water service or gas service is changed or made unavailable to Tenant or unsuitable for its requirements by reason of the requirements or actions of the public utility company supplying electric current to the Building or for any reason not attributable to Landlord.

                  14. OPERATION OF BUILDING: RIGHTS RESERVED TO LANDLORD
                      --------------------------------------------------

                  Landlord reserves the right to do any of the following:

                  (a) To change the name or street address of the Building without notice or liability of the Landlord to the Tenant.

                  (b) To install and maintain a sign or signs on the exterior of the Building.

                  (c) To designate all sources furnishing vending equipment, painting of the premises, sign painting and lettering, ice, drinking water, towels and toilet supplies used on the premises.

                  (d) During the last ninety (90) days of the term or any part thereof, if during that time the Tenant vacates the Demised Premises, to decorate, remodel, repair, alter or otherwise prepare the premises for re-occupancy.

                  (e) To constantly have pass keys to the Demised Premises. Landlord acknowledges, as more fully hereafter stated, that Tenant will be using a portion of the Demised Premises for research and development. Tenant, therefore, will be developing trade secrets and work product in the Demised Premises. Landlord will use reasonable efforts to ensure that Landlord's personnel who enter the Demised Premises outside of Tenant's business hours by use of such pass key shall not divulge to anyone any information which such personnel may gain during such entry, but that all such information shall be held in highest confidence. Such personnel shall not photograph or photocopy any of Tenant's property in the Demised Premises and shall not remove any of such property from the Demised Premises unless an emergency situation exists.

                  (f) To grant to anyone the right to conduct any lawful business or undertaking in the Building consistent with applicable zoning ordinances.

                  (g) To exhibit the Demised Premises to others.

                  (h) To take any and all measures, including inspections, repairs, alterations, additions and improvements to the Demised Premises or to the Building, as may be necessary or desirable for the safety, protection or preservation of the Demised Premises or the Building or the Landlord's interests, or as may be necessary or desirable. The Landlord may enter upon the Demised Premises and, upon reasonable notice and during Tenant's business hours, may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of the Tenant's use or possession and without being liable in any manner to the Tenant. The Landlord will use its best efforts to prevent any unnecessary inconvenience to Tenant or the Tenant's business.

                  This provision shall not limit the rights of the Landlord under the law in any manner and the foregoing shall not be deemed to be exclusive list of the rights of the Landlord.

                  15.A OPERATION OF BUILDING: TENANT'S OBLIGATIONS

                  Tenant agrees to do or perform all of the following:

                  (a) Observe the rules and regulations hereto annexed as Exhibit "15," and such further rules and regulations as from time to time may be put in effect by Landlord for the general safety, comfort and convenience of Landlord, occupants and tenants of the Building, provided that such rules and regulations shall not unreasonably interfere with the operation of Tenant's business. Any failure by Landlord to enforce any rules and regulations against either Tenant or any other Tenant in the Building shall not constitute a waiver thereof.

                  (b) Give Landlord, its agents and employees, its mortgagees and any other person or persons authorized by Landlord, access to the Demised Premises at all reasonable times, after reasonable notice and during normal business hours, without charge or diminution of rent, to enable Landlord and/or the others herein before mentioned to examine the same and to make such repairs as Landlord may reasonably deem advisable. Except as expressly provided otherwise in this Lease Agreement, there shall be no allowance to Tenant or diminution of rent and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the making of any repair in or to any portion of the Building or Demised Premises or in and to the fixtures, appurtenances and equipment thereof unless caused by the negligence or willful misconduct of Landlord, its agents, employees, mortgagees or attorneys authorized by Landlord to enter the Demised Premises.

                  (c) Keep the Demised Premises in good order and condition, make all repairs thereto which are not Landlord's obligations pursuant to Paragraph 9 of this Lease Agreement, and commit no waste on the Demised Premises or the Building.

                  (d) Not overload, damage or deface the Demised Premises or do any act to bring or keep anything thereon which may make void or voidable any insurance on the Demised Premises or the Building or which may render an increase or extra premium payable for insurance.

                  (e) Not make any alteration of or addition to the Demised Premises without the written approval of Landlord, which approval shall not be reasonably withheld.

                  Tenant's obligations under this Paragraph 15 to do or not to do a specified act shall extend to and include Tenant's obligations to see to it that Tenant's employees, invitees and agents shall do or shall not do such acts, as the case may be.

                  15.B OPERATION OF BUILDING: LANDLORD'S OBLIGATIONS
                       ---------------------------------------------

                  Landlord agrees to keep the Common Areas of the Building, both interior and exterior, in a first class condition, similar to that or comparable to that of others in the Dublin area. Landlord's obligations hereunder shall include, but shall not be limited to, landscaping, planting, mowing, yard waste removal and sprinkling; snow and ice removal from the sidewalks, parking lots and entrances to the Building; paving, repaving and striping the parking lots as necessary; and providing a reasonable amount of exterior lighting.

                  16. TENANT'S OBLIGATIONS ON TERMINATION OF THIS LEASE
                      -------------------------------------------------
                      AGREEMENT
                      ---------

                  Upon the termination of this Lease Agreement in any manner whatsoever, Tenant shall remove Tenant's goods and effects and those of any other persons claiming under Tenant, and quit and deliver up the Demised Premises to Landlord peaceably and quietly in as good order and condition as the same are now, or hereafter may be improved by Landlord or Tenant, reasonable use and wear thereof, casualty loss and repairs which are Landlord's obligations excepted. Tenant reserves the right to remove any and all installations made by Tenant at Tenant's expense, including without limitation cupboards, cabinets, built-in bookshelves, floor coverings and light fixtures, except that Tenant shall not demolish any walls built by Tenant. Any damage to walls, floors or ceilings will be repaired by or paid for by Tenant. Goods and effects not removed by Tenant at the termination of this Lease (or within forty-eight (48) hours after a termination by reason of Tenant's default) shall be considered abandoned and Landlord may dispose of the same as it deems expedient, but Tenant shall promptly upon demand reimburse Landlord for any expenses incurred by Landlord in connection therewith. All alterations, installments, additions, improvements and floor covering made and installed for Tenant by Landlord at Landlord's expenses shall remain Landlord's property, whether movable or not, and Tenant shall be responsible for the maintenance thereof, normal wear and tear and casualty loss and repairs which are Landlord's responsibility excepted, and Tenant shall not remove said property without written consent of Landlord.

                  17.      SIGNS AND ADVERTISEMENTS
                           ------------------------

                  (a) Tenant agrees that it shall not place signs, advertisements or notices on the outside or inside walls, windows, doors or roof of the Building or on the Demised Premises except as approved in writing by Landlord with respect to the lettering, size, color, style, location and text of any such sign which approval shall not be unreasonably withheld.

                  (b) Within six (6) months of the commencement date of this Lease, Landlord shall, at its expense, install exterior signage identifying the Building as the "Dublin Commerce Center", which signage shall either be affixed to the Building or a free-standing monument sign, subject to and conditioned on Landlord's securing the approval of the City of Dublin thereto.

                  (c) Landlord shall, at its costs, provide a directory in the Building's lobby identifying the Tenant and the Demised Premises.

                  18. MECHANICS LIENS
                      ---------------

                  Tenant agrees that it will at its own expense, cause to be discharged or bonded off within sixty (60) days of notice thereof, any mechanic's lien filed against the Demised Premises or the Building for work claimed to have been done for, or materials claimed to have been furnished to, Tenant.

                  19. INDEMNIFICATION
                      ---------------

                  Tenant shall indemnify Landlord against all liabilities, expenses, and losses incurred by Landlord as a result of (a) failure by the Tenant to perform any covenant required to be performed by the Tenant hereunder;
(b) any accident, injury, or damage which shall happen in or about the Demised Premises unless such accident, injury, or damage has been caused by the negligence or intentional act of the Landlord, Landlord's employees, agents, or contractors; (c) Tenant's failure to comply with any governmental authority; and
(d) Tenant causing any mechanic's lien, or security agreement, filed against the leased Premises, any equipment therein, or any materials used in the construction or alteration of any building or improvement thereon.

                  20. ASSIGNMENT, SUBLETTING OR RECAPTURE
                      -----------------------------------

                  Tenant will not sell, assign, mortgage, or transfer its interest under this Lease Agreement, sublet the Demised Premises or any part thereof, or allow any transfer hereof, or any lien upon the Tenant's interest by operation of law, without the prior written consent of the Landlord which consent shall not be unreasonably withheld except Tenant shall have the right to assign the Lease in its entirety or to sublease all or any portion of the Premises without the permission of the Landlord to (a) any entity resulting from a merger or consolidation with Tenant; (b) any entity succeeding to the business and assets of Tenant; and (c) any subsidiary or affiliate of Tenant. Affiliate shall mean any partnership, corporation, unincorporated association, joint venture or other entity which is controlled by or is under common control with Tenant. A sublease or assignment to any entity other than the above described will require the prior written consent of Landlord as provided herein. Should Tenant desire to sublet the premises or any part thereof, Tenant shall by written notice so advise Landlord of its request to sublet on a stated date, (which shall not be less than ninety (90) days nor more than one hundred twenty
(120) days after date of Tenant's notice) and in such event, Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days after receipt of Tenant's notice, to recapture the space described in Tenant's notice and such recapture shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date stated in Tenant's notice. Tenant's notice shall state the name and address of the proposed subtenant and a true and complete copy of the proposed sublease shall be delivered to Landlord with said notice. If Tenant's notice shall cover all of the space hereby demised, and Landlord shall give the aforesaid recapture notice with respect thereto, the term of this Lease Agreement shall expire and end on the date stated in Tenant's notice as fully and completely as if that date had been herein definitely fixed for the expiration of the term. If, however, this Lease Agreement be canceled pursuant to the foregoing with respect to less than the entire premises, the rental and the escalation percentage herein reserved shall be adjusted on the basis of the number of square feet retained by Tenant in proportion to the rent and escalation percentage reserved in this Lease Agreement, and this Lease Agreement as so amended shall continue thereafter in full force and effect as to the remaining portion of the Demised Premises. In addition, if this Lease Agreement be canceled pursuant to the foregoing with respect to less than the entire premises, Tenant shall forthwith reimburse Landlord for the actual cost to Landlord of making all repairs and alterations, including partitions and other requirements, necessary to close off the recaptured space from the remaining portion of the premises. If Landlord upon receiving Tenant's notice with respect to any such space, shall not exercise its right to cancel as aforesaid, Landlord shall, by giving written notice to Tenant within the thirty (30) days after receipt of such notice, either consent to or decline to consent to such requested sublease or assignment, provided that in such event Landlord will not unreasonably withhold its consent to Tenant's subletting the space covered by its notice or assigning this Lease.

                  Any subletting (or assignment) hereunder shall not release or discharge Tenant of or from any liability, whether past, present or future, under this Lease Agreement, and Tenant shall continue fully liable thereunder. The subtenant or subtenants or assignee shall agree to comply with and be bound by all the terms, covenants, conditions, provisions and agreements of this Lease Agreement to the extent of the space sublet or assigned, and Tenant shall deliver to Landlord promptly after execution, an executed copy of each such sublease or assignment and an agreement of compliance by each such subtenant or assignee.

                  Any sale, assignment, mortgage, transfer, or subletting of this Lease Agreement which is not in compliance with the provisions of this Paragraph 20 shall be void and of no effect.

                  The Landlord may assign this Lease Agreement and shall not be liable for obligations thereafter accruing hereunder; provided that the Landlord's assignee shall assume the Landlord's obligations hereunder accruing on or after the date of assumption.

                  21. CASUALTY
                      --------

                  In case of damage to the Demised Premises or the Building by fire or other casualty, Tenant shall give immediate notice to Landlord, who shall thereupon cause the damage to be repaired with reasonable speed at the expense of Landlord subject to delays which may arise by reason of adjustment of loss under insurance policies and for delays beyond the reasonable control of Landlord, and to the extent that the Demised Premises are rendered unrentable, the rent shall proportionately abate, except in the event such damage resulted from or was contributed to by the act, fault or neglect of Tenant, Tenant's employees, or invitees or agents, in which event there shall be no abatement of rent. In the event that such damage to the Demised Premises or the Building cannot be or is not repaired within 180 days from the date of such casualty, either the Landlord or Tenant may terminate this Lease by giving the other written notice of such termination and the rent shall be adjusted to the date of such damage and the Tenant shall thereupon promptly vacate the Demised Premises.

                  22. WAIVER OF CLAIMS AND SUBROGATION
                      --------------------------------

                  (a) Tenant agrees that Landlord, its building manager and Landlord's and the building manager's respective officers and employees shall not be liable to Tenant for any damage to or loss of personal property located in the Demised Premises or for injuries to persons unless such damage, loss or injury is the result of negligence of Landlord, its building manager, or its officers or employees, and Landlord and its building manager and its officer and employees shall not be liable to Tenant for any such damage, loss, or injury, whether or not the result of their negligence, to the extent Tenant is compensated therefore by Tenant's insurance.

                  (b) Landlord and Tenant release each other, their agents, employees and invitees from any claims for damage or destruction to the Premises, or to the contents thereof, belonging to either, or business or rent interruption, or injury and/or death of any person or persons which is caused by fire or other peril to the extent that the insured is compensated by insurance, whether due to negligence of either of them or otherwise, when permitted by the applicable policies of insurance.

                  23. USE OF DEMISED PREMISES
                      -----------------------

                  Tenant shall not use or occupy or permit the Demised Premises to be used or occupied, nor do or permit anything to be done in or on the leased property:

                  (a) which will in any way violate any certificate of occupancy affecting the Demised Premises or the Building;

                  (b) which will cause or be likely to cause structural damage to the Building or any part thereof;

                  (c) which will violate any present or future laws or regulation of any governmental authority;

                  (d) which will make void or voidable any insurance then in force with respect to the Demised Premises;

                  (e) which shall increase the rate of fire and/or casualty insurance in the Building over that in effect prior to the execution of this Lease Agreement;

                  (f) which through the use of loud speakers, phonographs, television, or radio broadcasts shall create noise which may be heard outside the Demised Premises and which could be reasonably considered objectionable by Landlord and/or other Tenants;

                  (g) which will interfere with the reception or transmission of television or radio signals or other transmission in the Building;

                  (h) which will constitute a public or private nuisance

                  Landlord acknowledges and agrees that Tenant, in addition to using the Demised Premises for office use, will also be using a substantial portion of the Demised Premises for research and development of medical devices. This research and development may entail use of different equipment than that used in general office use and may entail Tenant having to handle certain substances and products in strict accordance with all applicable law. Landlord covenants and agrees that, anything in this Lease to the contrary notwithstanding, Tenant's use of the Demised Premises for that purpose and the use of the additional machinery and equipment shall in no way at any point in time constitute a default hereunder. Provided, however, that (i) such research and development activities shall not cause an unusually large number of persons to enter the Building or the Demised Premises, (ii) such additional machinery and equipment shall not create noise, odor or vibration levels that are objectionable to Landlord or other tenants in the Building, and (iii) such additional machinery and equipment shall not use a level of energy which exceeds normal office use.

                  24. DEFAULT
                      -------

                  If the Tenant defaults in the payment of rent, or in payment of any sum deemed to be additional rent under this Lease Agreement and the Tenant does not cure such default within ten (10) days after notice thereof (Landlord not being required to give such notice more than once per year), or if the Tenant defaults in the prompt and full performance of any other provision of this Lease Agreement, and if the Tenant does not cure the default within thirty
(30) days after the written demand by Landlord that the default be cured, unless if the default cannot reasonably be cured within thirty (30) days, Tenant fails to commence such cure within thirty (30) days and/or fails thereafter to diligently work to effect such cure, or unless the default involves a hazardous condition, which shall be cured forthwith upon the Landlord's demand, or if the leasehold interest of the Tenant be levied upon under execution or be attached by process of law, or if the Tenant make an assignment for the benefit of creditors, or if a receiver be appointed for any property of the Tenant and not discharged within sixty (60) days, or if the Tenant abandons the Demised Premises, for more than thirty (30) days, then and in any such event the Landlord may, if the Landlord so elects but not otherwise, either forthwith terminate this Lease Agreement and the Tenant's right to possession of the Demised Premises, or without terminating this Lease Agreement, forthwith terminate the Tenant's right to possession of the Demised Premises.

                  25. BANKRUPTCY OR INSOLVENCY
                      ------------------------

                  If any voluntary or involuntary petition or similar pleading under any section or sections of any bankruptcy act shall be filed by or against the Tenant, or any voluntary or involuntary proceeding in any court or tribunal shall be instituted to declare the Tenant insolvent or unable to pay the Tenant's debts, and in the case of any involuntary petition or preceding, the petition or proceeding is not dismissed within sixty (60) days from the date it is filed, the Landlord may elect, but is not required, and with or without the notice of such election, and with or without entry or other action by the Landlord, to forthwith terminate this Lease Agreement, and, notwithstanding any other provision of this Lease Agreement, the Landlord shall forthwith upon such termination be entitled to recover damages in an amount equal to the then present value of the rent specified in Paragraph 2 of this Lease Agreement for the residue of the stated term hereof less the present value of the fair rental value over the same time.

                  26. TERMINATION OF LEASES
                      ---------------------

                  Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of the Tenant's rights to possession without termination of the Lease Agreement, the Tenant shall surrender possession thereof to the Landlord, and the Tenant hereby grants to the Landlord full and free license to enter into and upon the Demised Premises in such event with or without process of law and to repossess the Landlord of the Demised Premises as of the Landlord's former estate and to expel or remove the Tenant and any others who may be occupying or within the Demised Premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction, or forcible entry or detainer, and without relinquishing the Landlord's rights to rent or any other right given to the Landlord hereunder or by operation of law.

                  27. ABANDONMENT OF DEMISED PREMISES
                      -------------------------------

                  If the Tenant abandons the Demised Premises for more than thirty (30) days or otherwise entitles the Landlord so to elect, and the Landlord elects to terminate the Tenant's right to possession only, without terminating the Lease Agreement, the Landlord may, at the Landlord's option enter into the Demised Premises, remove the Tenant's signs and other evidence of tenancy, and take and hold possession thereof as provided in Paragraph 26 of this Lease Agreement, without such entry and possession terminating the Lease Agreement or releasing the Tenant, in whole or in part, from the Tenant's obligations to pay the rent hereunder for the full term. Upon and after entry into possession without termination of the Lease Agreement, the Landlord shall use its best efforts to re-rent the Demised Premises (or such part thereof as Landlord deems proper) for the account of the Tenant to any persons, firm or corporation other than the Tenant for such rent, for such time and upon such terms as the Landlord in the Landlord's commercially reasonable discretion shall determine, and the Landlord shall not be required to obtain consent of the Tenant or to observe any instructions given by the Tenant about such re-renting. Tenant expressly agrees that, in the event Landlord shall enter into possession without terminating this Lease Agreement, Landlord need not give preferential treatment to the leasing of the Demised Premises over leasing any other space in the building. In any case, the Landlord may make repairs, alterations and additions in or to the Demised Premises, and redecorate the same to the extent deemed by the Landlord to be reasonably necessary or desirable, and the Tenant shall, upon demand, pay the cost thereof, together with the Landlord's expense of the re-renting. If the consideration collected by the Landlord upon such re-renting for the Tenant's account is not sufficient to pay monthly the full amount of the rent reserved in this Lease, together with the cost of repairs, alterations, additions, redecoration and the Landlord's expenses, the Tenant shall pay to the Landlord the amount of each monthly deficiency upon demand; and if the consideration so collected from any such reletting is more than sufficient to pay the full amount of the rent reserved herein, together with the costs and expenses of the Landlord, at the end of the stated term of the Lease Agreement, the Landlord shall refund the surplus to the Tenant.

                  28. REMOVAL OF PROPERTY FROM DEMISED PREMISES
                      -----------------------------------------

                  Any and all property which may be removed from the Demised Premises by the Landlord pursuant to the authority of this Lease Agreement or of law, to which the Tenant is or may be entitled, may be handled, removed or stored by the Landlord at the risk, cost and expense of the Tenant, and the Landlord shall in no event be responsible for the value, preservation or safekeeping thereof.

                  The Tenant shall pay to the Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Landlord's possession or under the Landlord's control. Any such property of the Tenant not removed from the Demised Premises or re-taken from storage by the Tenant within ten (10) days after the end of the term, however terminated, shall be presumed to have been conveyed by the Tenant to the Landlord under this Lease Agreement as a bill of sale without further payment or credit by the Landlord to the Tenant.

                  29. COSTS OF ENFORCEMENT
                      --------------------

                  The Tenant shall pay all the Landlord's cost, charges and expenses, including the fees of counsel, agents and others retained by the Landlord, incurred in enforcing the Tenant's obligations hereunder or incurred by the Landlord in any litigation, negotiations or transactions in which the Tenant causes the Landlord, without the Landlord's fault, to become involved or concerned, plus interest at the highest non-usurious rate which Landlord might at such date have charged in making an unsecured loan of cash funds to Tenant (but in no event to exceed the rate of eighteen per cent (18%) per annum) from the date of payment, which amount shall be deemed to be additional rent due and payable by the Tenant upon demand by Landlord.

                  30. REMEDIES CUMULATIVE
                      -------------------

                  All rights and remedies of the Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law.

                  31. NOTICES
                      -------

                  All bills, statements, notices or communications which Landlord may desire or be required to give to Tenant shall be deemed sufficiently given or rendered if in writing and either delivered to Tenant personally, or sent by registered or certified mail addressed to Tenant at the Demised Premises, and the time of rendition thereof or the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, left at the Demised Premises or deposited in the mail as herein provided. Any notice by Tenant to Landlord must be served by delivery to Landlord personally, or sent registered or certified mail addressed to Landlord at the address where the last previous rent hereunder was payable, or in the case of subsequent change upon notice given, to the latest address furnished and shall be deemed to be the time when the same is delivered to Tenant, left at the Demised Premises or deposited in the mail as herein provided.

                  32. HOLDING OVER, ATTORNMENT, AND LANDLORD'S TITLE
                      ----------------------------------------------

                  (a) Should Tenant continue to occupy the Demised Premises after the expiration of said term or any renewal or renewals thereof, with the express or implied consent of Landlord, such tenancy shall be from month to month and in no event from year to year or for any longer term, and the rent shall be 150% of the total base rent and additional rent due for the last month of the lease term.

                  (b) Unless otherwise agreed to in writing by Landlord and Tenant, if the Tenant retains possession of the Demised Premises or any part thereof after the termination of the term, the Tenant shall pay the Landlord rent at twice the monthly rate in effect immediately prior to the termination of the term for the time the Tenant remains in possession and, in addition thereto, Tenant shall pay the Landlord for all damages, incidental, consequential, and direct, sustained by reason of the Tenant's retention of possession. The provisions of this Paragraph do not exclude the Landlord's rights of re-entry or any other right or remedy of Landlord hereunder. No such holding over shall be deemed to constitute a renewal or extension of the term hereof.

                  (c) This Lease Agreement and all rights of Tenant hereunder are subject and subordinate to all ground or underlying leases and to any mortgage or mortgages, blanket or otherwise, which do or may hereafter affect the real property of which the Demised Premises form a part and to any and all renewals, modifications, consolidations, replacements and extensions thereof. It is the intention of the parties that this provision be self-operative and that no further instrument shall be required to effect such subordination of this Lease Agreement. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord without expense to Landlord, any and all instruments that may be necessary or proper to subordinate this Lease Agreement and all rights to Tenant hereunder to any such leases, mortgage or mortgages or to conform or evidence said subordination. Tenant covenants and agrees, in the event any proceedings are brought for the foreclosure of any such mortgage, to attorn to the purchaser, and to recognize such purchaser as the lessor under this Lease Agreement. Tenant agrees to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder of such mortgage or of such purchaser, any instrument which, in the sole judgment of such requesting party, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment. Tenant further waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease Agreement and the obligation of Tenant hereunder in the event any such foreclosure proceeding is brought, prosecuted and completed. In the event Landlord mortgages the premises, Landlord will use reasonable efforts to obtain a non-disturbance agreement to protect Tenant.

                  Tenant and Landlord further agree, however, that if so requested by any Mortgagee that this Lease Agreement be made superior to the mortgage of said mortgagee, that they will execute such documents as may be required by such mortgagee to effect the superiority of this Lease Agreement to such mortgage. Landlord represents that the building is not at this time subject to any mortgage or other lien or encumbrance.

                  33. CONDEMNATION
                      ------------

                  If the whole or substantially the whole of the Building or of the Demised Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use or purpose, this Lease Agreement and the term and estate hereby granted shall forthwith cease and terminate as of the date of taking possession for such use or purpose. If less than the whole or substantially the whole of the Building or of the Demised Premises shall be so condemned or taken, then Landlord (whether or not the Demised Premises be affected) may, at its option, terminate this Lease Agreement and the term and estate hereby granted as of the date of the taking of possession for such use or purpose by notifying Tenant in writing of such termination. If more than twenty-five (25%) percent of the Demised Premises taken, Tenant may at its option terminate this Lease Agreement. Upon any such taking condemnation and the continuing in force of this Lease Agreement to any part of the Demised Premises, the Base Rental shall be diminished by an amount representing the part of the said rent properly applicable to the portion of the Demised Premises which may be so condemned or taken and Landlord shall, at its expense, proceed with reasonable diligence to repair, alter and restore the remaining part of the Building and the Demised Premises to substantially their former condition to the extent that the same may be feasible. Landlord shall be entitled to receive the entire award in any condemnation proceeding, including any award to the value of any unexpired term of this Lease Agreement, and Tenant shall have no claim against Landlord or against the proceeds of the condemnation except to the extent expressly provided in the next succeeding sentence and for the cost of all tenant improvements and relocation expenses. If the temporary use or occupancy of all or any part of the Demised Premises shall be condemned or taken for any public or quasi-public use during the term of this Lease Agreement, this Lease Agreement shall be and remain unaffected by such condemnation or taking and Tenant shall continue to pay in full the rent, additional rent and other sums payable hereunder by Tenant and Tenant shall have the right to appear, claim, prove and receive so much of the award for such taking as represented compensation for use and occupancy of the Demised Premises up to and including the date of the expiration of the term of this Lease Agreement or the date of termination of the temporary taking, whichever is earlier, and Landlord shall be entitled to appear, claim, prove and receive the entire balance of the award. The terms of this Section shall survive termination of this Lease.

                  34. FLOOR LOAD, NOISE AND VIBRATIONS
                      --------------------------------

                  Tenant shall not place a load upon any floor of the Demised Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord certifies that the office floors will carry seventy (70) pounds per square foot live load which includes allowance for partition load. Landlord reserves the right to prescribe the weight and position of all safes and heavy installations which Tenant wishes to place in the Demised Premises so as properly to distribute the weight thereof.

                  Business machines and mechanical equipment belonging to Tenant which cause vibration, noise, electro-magnetism or other similar phenomena that may be transmitted to the structure of the Building or any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or electro-magnetism and other phenomena which are disruptive of the conduct of business of the Landlord or other tenants.

                  35. CARE OF PREMISES
                      ----------------

                  Tenant shall, at its own expense, comply with all laws, orders, ordinances and regulations of Federal, State, County and Municipal authorities and with any direction made pursuant to law of any public officer or officers which shall, with respect to the use of the Demised Premises, or to any abatement of nuisance, impose any violation, order or duty upon Landlord or Tenant arising from Tenant's use of the Demised Premises or from conditions which have been created by or at the instance of Tenant or have been created by a breach of any of Tenant's covenants or agreements hereunder.

                  Tenant shall not do or permit to be done any act or thing upon the Demised Premises which will invalidate or be in conflict with the terms of the Ohio standard form of fire, boiler, sprinkler, water damage or other insurance policies covering the Building and the fixtures and property therein; and Tenant shall, at its own expense, comply with all rules, regulations, and requirements of the National Board of Fire Underwriters or any state or other similar body having jurisdiction, and shall not knowingly do or permit anything to be done in or upon the Demised Premises in a manner which increases the rate of fire insurance upon the Building or on any property or equipment located therein. Nothing herein shall mean that Landlord has any obligation to or will be responsible for insuring any property of Tenant.

                  36. ELECTRICAL REQUIREMENTS
                      -----------------------

                  Landlord, at its expense, shall furnish electric current, fixture, lamps and equipment for lighting of public lobbies, public corridors, and other public portions of the Building, and shall furnish electric current for all air conditioning machinery, elevators and other Building equipment.

                  Tenant shall make no alteration or additions to the electric equipment, or installments without the prior written consent of Landlord which consent shall not be unreasonably withheld and work shall be done by Landlord at Tenant's expense in accordance with plans and specifications of Tenant to be submitted to and approved by Landlord, which approval shall not be unreasonably withheld.

                  37. QUIET ENJOYMENT
                      ---------------

                  Landlord covenants that upon Tenant's paying the rent and additional rent provided for in this Lease Agreement and observing and performing all the terms, covenants and conditions of this Lease Agreement on its part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised Premises, subject, nevertheless, to the terms and conditions of this Lease Agreement.

                  38. LANDLORD'S RIGHT TO REMEDY DEFAULT
                      ----------------------------------

                  If Tenant shall default in the observance of performance of any term or covenant on its part to be observed or performed under or by virtue of any of the terms and provisions in any paragraph of this Lease Agreement, Landlord, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account of and at the expense of Tenant, immediately and without notice in case of emergency, or in any other case, only if Tenant shall fail to remedy such default within the applicable cure period after Landlord shall have notified Tenant in writing of such default. If Landlord makes any expenditures or incur any obligations for the payment of money in connection therewith, such sum paid or obligations incurred with interest and costs shall be paid to it by Tenant.

                  39. LIMITATION ON TENANT'S RIGHT TO TERMINATE
                      -----------------------------------------

                  In the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease Agreement or to claim a partial or total eviction, Tenant will not exercise any such right until: (1) it has given written notice of such act or omission to the Landlord and the holder of any first mortgage affecting the Building or the Building and the land upon which it is erected whose name and address shall have been furnished to Tenant in writing, by delivering such notice of such act or omission addressed to such holder of such mortgage at the last address so furnished and to the Landlord; and (2) a reasonable period for remedying such act or omission shall have elapsed following such giving of notice, provided the Landlord or any such holder, with reasonable diligence, shall, following the giving of such notice, have failed to commence and continue to remedy such act or omission or to cause the same to be remedied.

                  40. ESTOPPEL CERTIFICATE
                      --------------------

                  Tenant agrees that when Tenant takes possession of the Demises Premises and at any other time, and from time to time, upon not less than fifteen (15) day's prior notice by Landlord, Tenant will execute, acknowledge and deliver to Landlord, a statement in writing certifying that this Lease Agreement is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the rent, additional rent and other charges have been paid, and stating whether or not to the best knowledge of the signer of such certificate, Landlord is in default in performance of any covenant, agreement, term, provision or condition contained in this Lease Agreement and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser or lessee of the Building or of the Building and the land upon which it is erected, any mortgagee or prospective mortgagee thereof, or any prospective assignee of any mortgage thereof. Tenant also agrees to execute and deliver from time to time such estoppel certificates as an institutional lender may require with respect to this Lease Agreement. The form of the Estoppel Certificate is attached as Exhibit "40".

                  41. LIABILITY INSURANCE POLICY
                      --------------------------

                  Tenant agrees to carry at its own expense, throughout the term of this Lease Agreement, public liability insurance covering the Demised Premises and Tenant's use of the Demised Premises, together with contractual liability endorsements covering Tenant's obligations under Paragraph 19 of the Lease Agreement, in companies and in a form satisfactory to Landlord, with minimums of $1,000,000.00 on account of bodily injuries and/or death of one person, and $1,000,000.00 on account of bodily injuries and/or death of more than one person as a result of any one accident or disaster, and with $1,000,000.00 coverage for property damage in an accident, and whether said injury or loss occurs in the premises or in or on the common areas, and to deposit said policy or policies (or certificates thereof) with Landlord prior to the date of any use or occupancy of the Demised Premises by Tenant, said policies shall protect Tenant and Landlord, with the Landlord being a named insured. Should Tenant fail to carry such public liability insurance, Landlord may at its option (but shall not be required so to do) cause public liability insurance as aforesaid to be issued, and in such event Tenant agrees to pay the premium for such insurance promptly upon Landlord's demand. Such liability insurance policy or policies shall bear endorsements to the effect that the insurer agrees to notify Landlord not less than ten (10) days in advance of modification or cancellation thereof.

                  42. CASUALTY INSURANCE
                      ------------------

                  Landlord shall at all times during the term of this Lease carry, at its own expense, a policy of insurance which insures the Building, including the Premises, against loss or damage by fire or other casualty (namely, the perils against which insurance is afforded by the standard fire insurance policy and extended coverage endorsement); provided, however, that Landlord shall not be responsible for, and shall not be obligated to insure against, any loss or damage to any of Tenant's property or any additional improvements which Tenant may construct on the Premises.

                  43. BROKERAGE
                      ---------

                  Except as set forth below, Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction. Each party agrees to mutually indemnify and hold the other party harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this Paragraph shall survive the termination of this Lease Agreement.

                  Broker/Agent: Landlord's realtor is Adena Realty Advisors.

                  44. MISCELLANEOUS TAXES
                      -------------------

                  Tenant shall pay prior to delinquency all taxes assessed against or levied upon its occupancy of the Demised Premises, or any taxes assessed on the rental amounts for the premises by any taxing authority, or upon the fixtures, furnishing, equipment and all other personal property of Tenant located in the Demised Premises, if non-payment thereof shall give rise to a lien on the real estate, and when possible Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property. In the event any or all of Tenant's fixtures, furnishings, equipment and other personal property, or upon Tenant's occupancy of the Demised Premises shall be assessed and taxes with the real property, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth in the amount of such taxes applicable to Tenant's fixtures, furnishings, equipment or personal property.

                  45. CONDITION OF PREMISES
                      ---------------------

                  Except as otherwise agreed in writing, Tenant's taking possession of the Demised Premises shall be Tenant's acknowledgment and agreement that the Demised Premises were in good order and satisfactory condition when the Tenant took possession, except as to latent defects. No promise of the Landlord to alter, remodel, repair or improve the Demised Premises or the Building and no representation representing the condition of the Demised Premises or the Building has been made by Landlord to Tenant, other than as may be contained herein or in a separate agreement signed by Landlord and Tenant. At the termination of this Lease Agreement, the Tenant shall return the Demised Premises "broom-clean" and in as good condition as when the Tenant took possession, ordinary wear and tear, and loss by fire or other insured casualty excepted, failing which the Landlord may restore the Demised Premises to such conditions and the Tenant shall pay the cost thereof on demand.

                  46. TENANT DEFINED
                      --------------

                  The word "Tenant," wherever used in this Lease Agreement, shall be construed to mean Tenants in all cases where there is more than one Tenant, and the necessary grammatical changes required to make the provisions hereof apply to corporations, partnerships or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

                  47. REPRESENTATIONS OF LANDLORD
                      ---------------------------

                  Neither Landlord nor any of its agents or employees have made any representations concerning the condition of the Demised Premises, plans for further development or any other matter relating to this Lease Agreement which are not contained in this Lease Agreement. Tenant has not relied on any statements made by Landlord, its employees or agents, not contained herein in making this Lease Agreement. All prior understandings, terms and conditions are deemed merged in this Lease Agreement.

                  48. SUBHEADINGS
                      -----------

                  The subheadings of this Lease Agreement are entirely for purposes of convenience and are in no way determinative of the meaning of the text of the various paragraphs or parts herein.

                  49. ADDITIONAL TERMS
                      ----------------

                  Any additional terms of this Lease Agreement shall be attached hereto as Exhibit "49" and signed by the Landlord and Tenant or their authorized representatives.

                  50. HAZARDOUS SUBSTANCE
                      -------------------

                  (a) Unless Tenant obtains, at its own expense, all governmental licenses and permits required therefor, Tenant shall not cause or permit any Hazardous Substance to be used, stored, generated, or disposed of on or in the Demised Premises by Tenant, Tenant's agents, employees, contractors or invitees, without first obtaining Landlord's prior written consent, which may be withheld at Landlord's sole and absolute discretion. Tenant shall, immediately upon receipt, deliver a copy of all such licenses and permits (together with any related correspondence) directly to Landlord. If Hazardous Substances are so used, stored, generated, or disposed of on or in the Demised Premises, or if the Demised Premises become contaminated by Tenant in any manner for which Tenant is legally liable, Tenant shall indemnify, defend, protect and hold harmless Landlord from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, a decrease in value of the Demised Premises, damages because of adverse impact on marketing of the Demised Premises, and any and all sums paid for settlement of claims, attorneys', consultants' and experts' fees) arising during or after the term of this Lease and arising as a result of such contamination by Tenant. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state or local agency or political subdivision. In addition, if Tenant causes or permits the presence of any Hazardous Substances on the Demised Premises by Tenant, its agents, employees, contractors or invitees and this results in contamination, Tenant shall promptly, at its sole expense, take any and all necessary actions as required by applicable law to remediate such contamination and shall repair any damage to the Demised Premises caused by such remediation. The terms and conditions of this Section 50 shall survive the termination of this Lease.

                  (b) As used herein, "Hazardous Substance" means any substance which is toxic, ignitable, reactive, or corrosive and which is regulated by any local government, the State of Ohio, or the United States government. "Hazardous Substance" includes any and all material or substances which are defined as "hazardous waste", "extremely hazardous waste", or a "hazardous substance", pursuant to state, federal or local government law. "Hazardous Substance" includes but is not restricted to asbestos, polychlorinated biphenyls ("PCBs") and petroleum.

                  51. LAW OF OHIO TO GOVERN
                      ---------------------

                  This Lease Agreement shall be governed by the laws of the State of Ohio. This Lease Agreement including any orders executed and attached hereto contains the entire agreement between the parties, and any executory agreement hereafter made shall be ineffective to charge, modify, discharge or effect an abandonment of it in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought. If any provision of this Lease Agreement shall be declared invalid or unenforceable, the remainder of the Lease Agreement shall continue in full force and effect.

                  52. SHORT FORM LEASE
                      ----------------

                  The parties hereto mutually agree that this Lease Agreement shall not be recorded, but upon the written request from either one to the other, a short form of this Lease Agreement in recordable form for filing and recording in the Office of the Recorder of Franklin County, Ohio which short form of lease shall be in conformance with Section 5301.251, Ohio Revised Code, shall be promptly executed, acknowledged and delivered by both parties. Such short form lease may be recorded by either party.

         IN WITNESS WHEREOF, the respective parties hereto have executed this Lease Agreement or caused this Lease Agreement to be executed by their duly authorized representatives in three (3) counterparts, each of which counterpart shall constitute an original Lease Agreement, all said counterparts together consisting one and the same Lease Agreement as of the day, month and year first above written.

Signed in the presence of:                           LANDLORD:
/s/ Jane  E. Fette
--------------------------------                     PHARMACIA & UPJOHN COMPANY
    Jane  E. Fette                                   successor by merger to Adria
--------------------------------                     Laboratories, Inc.
(Print Name)

/s/ Paula A. Wright Burns                            By: /s/ Theodore P. Pokorski
--------------------------------                        -------------------------------
    Paula A. Wright Burns                                Theodore P. Pokorski
--------------------------------                     Its: Manager, Real Estate
(Print Name)

                                                     TENANT:
Signed in the presence of:
/s/ Nancy B. Young                                   OPTICON MEDICAL, INC.
--------------------------------
    Nancy B. Young
--------------------------------
(Print Name)                                         By: /s/ William Post
                                                        -------------------------------
/s/ Marjorie B. Karhoff                                 William Post
--------------------------------                        Its: President and CEO
    Marjorie B. Karhoff
--------------------------------
(Print Name)

                            LANDLORD'S ACKNOWLEDGMENT
                            -------------------------


STATE OF MICHIGAN          )
                           Section:
COUNTY OF KALAMAZOO        )

                  Before me, a Notary Public in and for said County and State, personally appeared the above named Pharmacia & Upjohn Company successor by merger to Adria Laboratories, by Theodore P. Pokorski, its Real Estate Manager, who acknowledged that he did sign the foregoing instrument, including Exhibits 1, 15, 40 and 49 and that the same is his free act and deed on behalf of the company.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Kalamazoo, Michigan, this 27th day of August, 1998.

                                               /s/ Jane E. Fette
                                               -------------------------------
                                               NOTARY PUBLIC
                                               My commission expires: 11/16/2000
                                                                     -----------

                        TENANT CORPORATE ACKNOWLEDGEMENT
                        --------------------------------


STATE OF OHIO            )
                         ) SS:
COUNTY OF FRANKLIN       )

                  On this 20th day of August, 1998, before me appeared William Post, to me personally known, who being by me duly sworn, did say that he is the President and C.E.O. of Opticon Medical, Inc., the corporation that executed the within and foregoing instrument including Exhibits 1, 15, 40 and 49 and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and said William Post acknowledged said instrument to be the free act and deed of said corporation.

                                        /s/ Nancy B. Young
                                        --------------------------------
                                        NOTARY PUBLIC
                                        My commission expires:
                                                              -----------

                                   EXHIBIT "1"

                                   Floor Plan
                                   ----------
                                  EXHIBIT "14"

                              RULES AND REGULATIONS
                              ---------------------

                  1. Landlord shall have the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the Tenants, in such manner as it deems best for the benefit of the Tenants generally. No Tenant shall invite to the premises, or permit the visit of persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, corridors, elevators and facilities of the Building by other Tenants.

                  2. Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge or having a pass issued by Tenant or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register.

                  3. No awning, advertisements, or other projections over and around the windows or entrances of the Demised Premises shall be installed by any Tenant.

                  4. Freight, furniture, business equipment, merchandise and bulky matter of any description ordinarily shall be delivered to and removed from the Demised Premises only in the elevators after previous arrangements have been made with the property manager and through the entrances, stairs and corridors, but special arrangements will be made for moving large quantities of furniture and equipment into or out of the Building. Moving furniture or large equipment into or out of the building must be scheduled with landlord at least seven (7) days in advance. Landlord reserves the right to set times for regular deliveries.

                  5. All entrance doors in the Demised Premises shall be left locked when the premises are not in use.

                  6. Canvassing, soliciting or peddling in the Building is prohibited and each Tenant shall cooperate to prevent the same.

                  7. Tenant shall not advertise the business, profession, or activities of Tenant in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining thereto or use the name of the Building for any purpose other than that of the business address of Tenant.

                  8. Tenant shall not attach or permit to be attached additional locks or similar devices to any door, transom or window of the Demised Premises; change existing locks or the mechanism thereof; or make or permit to be made any keys for any door thereof other than those provided by landlord. (If more than two keys for one lock are desired Landlord will provide them upon payment therefor by Tenant.)

                  9. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building, except to the extent necessary during construction of any Tenant improvements or as Tenant may find temporarily necessary to perform its repair and maintenance obligations as required by this Lease.

                  10. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, or rags shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

                  11. Landlord shall provide and maintain an alphabetical directory for all tenants in the main lobby of the Building.

                  12. To ensure orderly operation of the Building, no ice, mineral or other water, towels, shall be delivered to any leased area except by persons approved by Landlord.

                  13. No vending or dispensing machines of any kind may be maintained in any leased premises without the prior written permission of Landlord, which permission will not be unreasonably withheld.

                  14. Tenant agrees that it shall not willfully do or omit to do any act or thing which shall discriminate or segregate upon the basis of race, color, creed or national origin in the use and occupancy or in any subleasing or subletting of the Demised Premises.

                  15. Landlord reserves the right by written notice to terminate, rescind, alter or waive any rule or regulation at any time prescribed for the Building or make additional rules and regulations when, in the reasonable exercise of Landlord's judgment, it is necessary, desirable or proper for the best interest of the Building and its Tenants.

                                  EXHIBIT "40"

                                 TENANT ESTOPPEL
                                 ---------------
                                   CERTIFICATE
                                   -----------

TO:  __________________________
DATE:  _______________________

RE:

                  Lease    Commencement     Date:  ____________________
                  Between:

                  and, _______________________________, Tenant

                  Rentable Area Leased:  _______________________
                  Suite No.:  _____________________________
                  Floor:  __________________________

         The undersigned, Tenant under the above-referenced lease ("Lease"), certifies to
_______________________________________________________________________________,
the following:

                  1. The above-described Lease has not been canceled, modified, assigned, extended or amended except as follows:________________________________

                  2. There is no prepaid rent except $___________ and the amount of security deposit is _____________ $___________________.

                  3. We took possession of the Premises on _____________ and commenced (or will commence) to pay Rent on _______________ in the amount of $________________. Rent was last paid on ________________, ______, and has been paid through _______________.

                  4. The Lease terminates on _____________ and we have the following renewal option(s) ________________________________.

                  5. All work to be performed for us under the Lease has been performed as required and has been accepted by us, except _____________________.

                  6. The Lease is: (a) in full force and effect; (b) free from default; and (c) we have no claims against the Landlord or offsets against Rent.

                  7. Except as specifically set forth in said lease the undersigned has received no Rental inducements, free rent or any other inducement to enter into the lease except as follows:
__________________________________________________________________________

                  8. The undersigned has received no notice of prior sale, transfer or assignment, hypothecation or pledge of the Lease or of the Rent secured therein other than to you, except,
__________________________________________________________________________

                  9. That the Premises as let are being used for the purpose as described in the Lease.

                  10. The undersigned is not the subject of any bankruptcy reorganization or insolvency proceedings.

                  11. The undersigned acknowledges that:

                           (i) Landlord's interest in the property can be
assigned without affect to the Lease.

                           (ii) Landlord, you and your successors, agents and
assigns (including but not limited to subsequent purchasers, lenders and title insurers) will be relying upon each of the statement contained herein.

                           (iii) That in the event of an assignment the
undersigned will attorn to and recognize the building's owners as Landlord after receipt of a formal notice and will pay Rents and other amounts due under the existing Lease term.

                  If we are a corporation, the undersigned is a duly appointed officer of the corporation signing this certificate and is the incumbent in the office indicated under (his)(her) name.

                  In any event, the undersigned individual(s) (is) (are) duly authorized to execute this certificate.

                  Dated this _________ day of _______________, _________

Witnesseth:                         TENANT:

-------------------------           -------------------------

STATE OF OHIO
COUNTY OF FRANKLIN, SS:

                  BEFORE ME, a Notary Public in and for said County and State, personally appeared the above named _______________________ who acknowledged before me that the foregoing instrument was signed for the purposes therein stated and as the free act and deed of the signer thereof.

                  IN WITNESS WHEREOF, I hereby certify the acknowledgment and have hereunto subscribed my name and affixed my official seal this ______ day of _______________, ______.



                                          --------------------------------
                                          Notary Public

                                  EXHIBIT "49"

                             ADDITIONAL LEASE TERMS
                             ----------------------





                           [INTENTIONALLY LEFT BLANK]